Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Eagle Financial Bancorp, Inc. (the “Company”), on Form 10-Q for the period ended March 31, 2019, as filed with the Securities and Exchange Commission on the date of this Certification (the “Report”), I, Gary J. Koester, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Eagle Savings Bank and will be retained by Eagle Savings Bank and furnished to the Securities and Exchange Commission or its staff upon request.

/s/Gary J. Koester
Gary J. Koester
President and Chief Executive Officer

Date: May 10, 2019